UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-21926

Morgan Stanley China A Share Fund, Inc.
(Exact name of registrant as specified in charter)

522 Fifth Avenue, New York, New York			10036
(Address of principal executive offices)			(Zip code)

Arthur Lev 522 Fifth Avenue, New York, New York 10036
(Name and address of agent for service)

Registrant’s telephone number, including area code:		201-830-8894

Date of fiscal year end:	December 31, 2012

Date of reporting period:	December 31, 2012

Item 1 - Report to Shareholders

Morgan Stanley China A Share Fund, Inc.

Directors

Frank L. Bowman

Michael Bozic

Kathleen A. Dennis

James F. Higgins

Dr. Manuel H. Johnson

Joseph J. Kearns

Michael F. Klein

Michael E. Nugent

W. Allen Reed

Fergus Reid

Officers

Michael E. Nugent

Chairperson of the Board and Director

Arthur Lev

President and Principal Executive Officer

Mary Ann Picciotto

Chief Compliance Officer

Stefanie V. Chang Yu

Vice President

Francis J. Smith

Treasurer and Principal Financial Officer

Mary E. Mullin

Secretary

Adviser and Administrator

Morgan Stanley Investment Management Inc.

522 Fifth Avenue

New York, New York 10036

Sub-Adviser

Morgan Stanley Investment Management Company

23 Church Street

16-01 Capital Square, Singapore 049481

Custodian

State Street Bank and Trust Company

One Lincoln Street

Boston, Massachusetts 02111

Stockholder Servicing Agent

Computershare Trust Company, N.A.

250 Royall Street

Canton, Massachusetts 02021

Legal Counsel

Dechert LLP

1095 Avenue of the Americas

New York, New York 10036

Independent Registered Public Accounting Firm

Ernst & Young LLP

200 Clarendon Street

Boston, Massachusetts 02116

For additional Fund information, including the Fund's net asset value per share and information regarding the investments comprising the Fund's portfolio, please call toll free 1 (800) 231-2608 or visit our website at www.morganstanley.com/im. All investments involve risks, including the possible loss of principal.

© 2013 Morgan Stanley.

INVESTMENT MANAGEMENT

Morgan Stanley

China A Share Fund, Inc.

NYSE: CAF

Morgan Stanley

Investment Management Inc.

Adviser

Annual
Report

December 31, 2012

CECAFANN
IU13-00401P-Y12/12

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Table of Contents

Letter to Stockholders	3
Portfolio of Investments	5
Statement of Assets and Liabilities	7
Statement of Operations	8
Statements of Changes in Net Assets	9
Financial Highlights	10
Notes to Financial Statements	11
Report of Independent Registered Public Accounting Firm	22
Portfolio Management	23
Investment Policy	24
Dividend Reinvestment Plan	26
U.S. Privacy Policy	27
Director and Officer Information	31

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Letter to Stockholders (unaudited)

Performance

For the year ended December 31, 2012, the Morgan Stanley China A Share Fund, Inc. (the "Fund") had total returns of 13.09%, based on net asset value, and 36.27% based on market value per share (including reinvestment of distributions), compared to its benchmarks, the Morgan Stanley Capital International (MSCI) China A Index (the "Index")*, which returned 9.48%, and the "China Blended Index," a custom blend of 80% of the MSCI China A Index and 20% of the MSCI China Index**, which returned 12.48%. On December 31, 2012, the closing price of the Fund's shares on the New York Stock Exchange was $24.05, representing a 3.4% premium to the Fund's net asset value per share. Past performance is no guarantee of future results. Please keep in mind that high double-digit returns are highly unusual and cannot be sustained.

Factors Affecting Performance

•  During 2012, China's gross domestic product (GDP) growth slowed to 8.1% in the first quarter of the year, 7.6% in the second quarter, declined further to 7.4% in the third quarter and improved to 7.9% in the fourth quarter. The slowing economy dampened revenue growth, while profit margins shrunk sharply as companies were overly optimistic and struggled to adjust to this slower-growth environment. Additionally, concerns over political risks following the high-profile scandal and dismissal of Chongqing's party head Bo Xilai hurt investor sentiment and caused some setbacks for the market after a rally in the first quarter. Following that, especially starting from the third quarter, market sentiment was suppressed by uncertainties over the once-in-a-decade leadership transition, which concluded around mid-November with a final list of the seven members in the politburo standing committee being finally unveiled. As the political uncertainty was removed, the market saw a strong relief rally in December, which was also propelled by the approval of a new quota for the Qualified Foreign Institutional Investor (a program permitting foreign investors to buy in China's A share market) and local funds' year-end window dressing as the cash level for the local funds were at very high levels prior to the rally in December.

•  Meanwhile, China's inflation fell gradually to below 2% from 4.5%, and became less of a worry for the government. Although its monetary and fiscal policy stance remained prudent, the government fine tuned the policies from a hawkish stance to one that appeared to be more pro-growth, amid concerns about the slowdown in the export and manufacturing sectors, and a desire to help keep the economy stable especially during the leadership transition period. This policy easing helped moderate the tight liquidity situation and boosted growth and sentiment moderately.

•  For the 12-month period, the Fund's underweight exposure to the industrials, telecommunication and energy sectors helped performance, while underweight exposure to the financials sector and overweight bias to the consumer staples and information technology (IT) sectors were relative detractors over this period.

•  At the stock level, active weights in industrials, financials, consumer discretionary and materials stocks were the primary contributors to performance; however, this was partially offset by negative stock selection from positions in IT and consumer staples stocks.

•  The Fund occasionally utilizes P-notes (participation notes) to gain access to China's A-share market. P-note exposure is intended to mirror the performance of the underlying stock. There is no leverage associated with P-notes.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Letter to Stockholders (unaudited) (cont'd)

Management Strategies

•  The Fund seeks to achieve its investment objective of capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges, either through a licensed qualified foreign institutional investor or by gaining exposure to the A-share market through the use of derivatives.

•  Over the course of the period, the Fund held overweight positions in the consumer discretionary, IT, health care, and consumer staples sectors. We believe China is likely to change its economic growth structure over the next decade, i.e., from one that is more investment- and export-driven to a more domestic consumption-driven one. In addition, we believe that rapid income growth and continuous urbanization could not only boost volume growth but also lead to ongoing demand as consumers trade up to more expensive items and brands. Specifically, we like consumer discretionary and consumer staples companies with strong brand recognition and pricing power, and consumer retailers with competitive distribution networks.

•  We are positive on the health care sector, as we believe expanding social medical coverage and facilities construction may likely boost Chinese health care spending in the future. In particular, we like pharmaceutical companies with strong brand images, superior quality control and strong distribution network that can capture market share in a currently highly fragmented market.

•  We are also positive on selected IT companies, as we believe many Chinese corporates have been growing on a scale that requires capital expenditures in upgrading their IT systems to optimize operations and cost management.

•  We are positive on insurers and brokers, but are more cautious on banks, as we think the ongoing financial reforms could create growth opportunities for brokers and insurers at the expense of banks' profitability.

•  The Fund held an underweight position in the industrials, energy, and materials sectors on concerns over sluggish demand, overcapacity, and margin pressures, on expectation of a slowdown in fixed-asset investment and weak overseas demand.

•  We are negative on the utilities and telecommunications sectors given their limited growth potential, tight profit margins, high capital expenditures cost and demanding valuation, in our opinion.***

Sincerely,

Arthur Lev
President and Principal Executive Officer  January 2013

*The Morgan Stanley Capital International (MSCI) China A Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of the China A share market. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

**The Morgan Stanley Capital International (MSCI) China Index is designed to measure equity market performance of China. The performance of the Index is listed in U.S. dollars and assumes reinvestment of net dividends. It is not possible to invest directly in an index.

***Sector weightings are subject to change.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Portfolio of Investments

	Shares	Value (000)
COMMON STOCKS (99.1%)
Automobiles (7.5%)
SAIC Motor Corp., Ltd., Class A	13,464,648	$38,424
Beverages (6.9%)
Tsingtao Brewery Co., Ltd., Class A	6,588,042	34,985
Capital Markets (5.4%)
CITIC Securities Co., Ltd., Class A	10,386,677	22,436
Haitong Securities Co., Ltd. (a)(b)	2,986,000	5,189
		27,625
Chemicals (2.0%)
Qinghai Salt Lake Industry Co., Ltd., Class A	2,310,068	9,998
Commercial Banks (8.6%)
China Merchants Bank Co., Ltd., Class A	19,898,632	43,965
Construction & Engineering (4.9%)
China State Construction Engineering Corp., Ltd., Class A	39,732,824	24,902
Construction Materials (3.5%)
Anhui Conch Cement Co., Ltd.	5,969,327	17,767
Electrical Equipment (0.8%)
TBEA Co., Ltd., Class A	4,019,869	4,200
Food & Staples Retailing (3.8%)
Zhongbai Holdings Group Co., Ltd., Class A (a)	18,517,457	19,542
Health Care Providers & Services (2.5%)
Shanghai Pharmaceuticals Holding Co., Ltd., Class A	7,026,680	12,587
Hotels, Restaurants & Leisure (1.6%)
Tsui Wah Holdings Ltd. (a)(b)(c)	24,648,000	8,014
Household Durables (3.5%)
Gree Electric Appliances, Inc., Class A	4,336,621	17,727
Information Technology Services (2.0%)
Hand Enterprise Solutions Co., Ltd.	3,727,978	10,113
Insurance (8.1%)
China Pacific Insurance Group Co., Ltd., Class A	5,873,366	21,322
Ping An Insurance Group Co. of China Ltd., Class A	2,744,083	20,028
		41,350
	Shares	Value (000)
Machinery (2.0%)
Zhengzhou Yutong Bus Co., Ltd., Class A	2,512,289	$10,161
Media (1.2%)
Bona Film Group Ltd. ADR (a)	1,296,056	6,195
Metals & Mining (3.5%)
Baoshan Iron & Steel Co., Ltd.	12,139,100	9,537
Shandong Nanshan Aluminum Co., Ltd., Class A	7,549,110	8,307
		17,844
Oil, Gas & Consumable Fuels (5.9%)
China Petroleum & Chemical Corp., Class A	8,775,043	9,762
China Shenhua Energy Co., Ltd., Class A	4,930,239	20,164
		29,926
Pharmaceuticals (8.6%)
China Resources Sanjiu Medical & Pharmaceutical Co., Ltd., Class A	11,512,104	43,844
Real Estate Management & Development (4.9%)
China Vanke Co., Ltd., Class A	9,091,865	14,813
Shanghai Shimao Co., Ltd., Class A	5,337,249	10,035
		24,848
Road & Rail (0.8%)
Daqin Railway Co., Ltd.	3,759,600	4,086
Software (4.0%)
Yonyou Software Co., Ltd., Class A	12,903,284	20,472
Specialty Retail (2.6%)
Suning Appliance Co., Ltd., Class A	12,058,412	13,010
Textiles, Apparel & Luxury Goods (2.1%)
XTEP International Holdings (b)	24,154,500	10,453
Transportation Infrastructure (2.4%)
Jiangsu Expressway Co., Ltd.	14,509,834	12,145
TOTAL COMMON STOCKS (Cost $487,341)		504,183

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Portfolio of Investments (cont'd)

	Shares	Value (000)
Participation Notes (0.1%)
UBS AG, UFIDA Software Co., Ltd., Class A, Equity Linked Notes, Zero Coupon, 9/30/13 (Cost $805)	359,220	$570
SHORT-TERM INVESTMENT (0.3%)
Investment Company (0.3%)
Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio — Institutional Class (See Note F) (Cost $1,471)	1,470,834	1,471
TOTAL INVESTMENTS (99.5%) (Cost $489,617) (d)		506,224
OTHER ASSETS IN EXCESS OF LIABILITIES (0.5%)		2,444
NET ASSETS (100.0%)		$508,668

(a)  Non-income producing security.

(b)  Security trades on the Hong Kong exchange.

(c)  144A security — Certain conditions for public sale may exist. Unless otherwise noted, these securities are deemed to be liquid.

(d)  The approximate fair value and percentage of net assets, $490,544,000 and 96.4%, respectively, represent the securities that have been fair valued under the fair valuation policy for international investments as described in Note A-1 within the Notes to the Financial Statements.

ADR  American Depositary Receipt.

Portfolio Composition

Classification	Percentage of Total Investments
Other*	48.6%
Commercial Banks	8.7
Pharmaceuticals	8.7
Insurance	8.2
Automobiles	7.6
Beverages	6.9
Oil, Gas & Consumable Fuels	5.9
Capital Markets	5.4
Total Investments	100.0%

* Industries and/or investment types representing less than 5% of total investments.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Financial Statements

Statement of Assets and Liabilities	December 31, 2012 (000)
Assets:
Investments in Securities of Unaffiliated Issuers, at Value (Cost $488,146)	$504,753
Investment in Security of Affiliated Issuer, at Value (Cost $1,471)	1,471
Total Investments in Securities, at Value (Cost $489,617)	506,224
Foreign Currency, at Value (Cost $4,990)	5,036
Receivable for Investments Sold	1,773
Receivable from Affiliate	— @
Other Assets	7
Total Assets	513,040
Liabilities:
Payable for Investments Purchased	3,431
Payable for Advisory Fees	578
Payable for Custodian Fees	190
Payable for Professional Fees	109
Payable for Administration Fees	31
Payable for Stockholder Servicing Agent Fees	1
Other Liabilities	32
Total Liabilities	4,372
Net Assets
Applicable to 21,881,465 Issued and Outstanding $0.01 Par Value Shares (100,000,000 Shares Authorized)	$508,668
Net Asset Value Per Share	$23.25
Net Assets Consist of:
Common Stock	$219
Paid-in-Capital	505,532
Accumulated Net Investment Loss	(9)
Accumulated Net Realized Loss	(13,727)
Unrealized Appreciation (Depreciation) on:
Investments	16,607
Foreign Currency Translations	46
Net Assets	$508,668

@ Amount is less than $500.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Financial Statements (cont'd)

Statement of Operations	Year Ended December 31, 2012 (000)
Investment Income:
Dividends from Securities of Unaffiliated Issuers (Net of $950 of Foreign Taxes Withheld)	$8,504
Interest from Securities of Unaffiliated Issuers	43
Dividends from Security of Affiliated Issuer	9
Total Investment Income	8,556
Expenses:
Advisory Fees (Note B)	7,170
Custodian Fees (Note D)	770
Administration Fees (Note C)	382
Professional Fees	354
Administrative Fees on Line of Credit (Note G)	95
Stockholder Reporting Expenses	62
Interest Expense on Line of Credit (Note G)	32
Directors' Fees and Expenses	14
Commitment Fee (Note G)	7
Stockholder Servicing Agent Fees	7
Other Expenses	52
Total Expenses	8,945
Rebate from Morgan Stanley Affiliate (Note F)	(6)
Net Expenses	8,939
Net Investment Loss	(383)
Realized Loss:
Investments Sold	(12,200)
Foreign Currency Transactions	(135)
Net Realized Loss	(12,335)
Change in Unrealized Appreciation (Depreciation):
Investments	74,718
Foreign Currency Translations	(90)
Net Change in Unrealized Appreciation (Depreciation)	74,628
Net Realized Loss and Change in Unrealized Appreciation (Depreciation)	62,293
Net Increase in Net Assets Resulting from Operations	$61,910

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Financial Statements (cont'd)

Statements of Changes in Net Assets	Year Ended December 31, 2012 (000)	Year Ended December 31, 2011 (000)
Increase (Decrease) in Net Assets
Operations:
Net Investment Loss	$(383)	$(6,700)
Net Realized Gain (Loss)	(12,335)	48,525
Net Change in Unrealized Appreciation (Depreciation)	74,628	(152,179)
Net Increase (Decrease) in Net Assets Resulting from Operations	61,910	(110,354)
Distributions from and/or in Excess of:
Net Realized Gain	(44,616)	(8,035)
Capital Share Transactions:
Expenses Recouped/(Incurred) from 2010 Rights Offering	—	(72)
Total Increase (Decrease)	17,294	(118,461)
Net Assets:
Beginning of Period	491,374	609,835
End of Period (Including Accumulated Net Investment Loss of $(9) and $(7))	$508,668	$491,374

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Financial Highlights

Selected Per Share Data and Ratios

	Year Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Period	$22.46	$27.87	$32.53	$20.48	$68.22
Net Investment Loss†	(0.02)	(0.30)	(0.21)	(0.17)	(0.10)
Net Realized and Unrealized Gain (Loss)	2.85	(4.74)	(1.74)	16.68	(41.78)
Total from Investment Operations	2.83	(5.04)	(1.95)	16.51	(41.88)
Distributions from and/or in excess of:
Net Investment Income	—	—	—	—	(0.16)
Net Realized Gain	(2.04)	(0.37)	(1.72)	(4.26)	(5.70)
Total Distributions	(2.04)	(0.37)	(1.72)	(4.26)	(5.86)
Dilutive Effect of Shares Issued through Rights Offering and Offering Costs	—	— ‡	(0.99)	(0.20)	—
Net Asset Value, End of Period	$23.25	$22.46	$27.87	$32.53	$20.48
Per Share Market Value, End of Period	$24.05	$19.35	$27.35	$31.37	$20.45
TOTAL INVESTMENT RETURN:
Market Value	36.27%	(27.94)%	(7.55)%	77.80%	(51.22)%
Net Asset Value(1)	13.09%	(17.63)%	(9.15)%	84.28%	(63.87)%
RATIOS, SUPPLEMENTAL DATA:
Net Assets, End of Period (Thousands)	$508,668	$491,374	$609,835	$531,021	$270,482
Ratio of Expenses to Average Net Assets	1.87%+	2.13%+	1.78%+	1.74%+	1.80%+
Ratio of Net Investment Loss to Average Net Assets	(0.08)%+	(1.14)%+	(0.74)%+	(0.55)%+	(0.24)%+
Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets	0.00%§	0.00%§	0.00%§	0.00%§	0.00%§
Portfolio Turnover Rate	93%	77%	94%	146%	79%

(1)  Total investment return based on net asset value per share reflects the effects of changes in net asset value on the performance of the Fund during each period, and assumes dividends and distributions, if any, were reinvested. This percentage is not an indication of the performance of a stockholder's investment in the Fund based on market value due to differences between the market price of the stock and the net asset value per share of the Fund.

†  Per share amount is based on average shares outstanding.

‡  Amount is less than $0.005 per share.

+  The Ratios of Expenses and Net Investment Loss reflect the rebate of certain Fund expenses in connection with the investments in Morgan Stanley affiliates during the period. The effect of the rebate on the ratios is disclosed in the above table as "Ratio of Rebate from Morgan Stanley Affiliates to Average Net Assets."

§  Amount is less than 0.005%.

The accompanying notes are an integral part of the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements

The Morgan Stanley China A Share Fund, Inc. (the "Fund") was incorporated in Maryland on July 6, 2006 and is registered as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the "Act"). The Fund's investment objective is to seek capital growth by investing, under normal circumstances, at least 80% of its assets in A-shares of Chinese companies listed on the Shanghai and Shenzhen Stock Exchanges. The prices of A-shares are quoted in Renminbi, and currently only Chinese domestic investors and certain Qualified Foreign Institutional Investors ("QFII") are allowed to trade A-shares. To the extent that the Fund invests in derivative or other instruments that are structured to be positively correlated and linked to China A shares, such investments will be counted for purposes of the Fund's policy as stated above. To the extent the Fund makes such investments, the Fund will be subject to the risks of such derivative or other instruments as described herein.

The adviser, Morgan Stanley Investment Management Inc. (the "Adviser"), and sub-adviser, Morgan Stanley Investment Management Company (the "Sub-Adviser"), have obtained a QFII license pursuant to which it is authorized to invest in China A-shares and other permitted China securities on behalf of the Fund up to its specified investment quota of $200,000,000, as updated, modified or renewed from time to time (the "A-share Quota"). The Adviser has received an increase of $250,000,000 to its A-share Quota, of which approximately $138,000,000 was utilized through a rights offering in August 2010. There is no guarantee that the A-share Quota will not be modified in the future.

Securities purchased by the Adviser and/or the Sub-Adviser, in its capacity as a QFII, on behalf of the Fund, are credited to a securities trading account in China. All gains and income that the Fund earns on investments in China A-shares are held in that account, and may only be repatriated if approved by the State Administration of Foreign Exchange ("SAFE"). There is no guarantee that SAFE will approve such repatriation. Failure to gain approval from SAFE on a timely basis could adversely affect the Fund's ability to distribute taxable income and capital gain and cause the Fund to become liable for the payment of U.S. Federal income tax. See Note E. Federal Income Taxes.

A.  Significant Accounting Policies: The following significant accounting policies are in conformity with U.S. generally accepted accounting principles ("GAAP"). Such policies are consistently followed by the Fund in the preparation of its financial statements. GAAP may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

1.  Security Valuation: Securities listed on a foreign exchange are valued at their closing price, except as noted below. Unlisted securities and listed securities not traded on the valuation date for which market quotations are readily available are valued at the mean between the last reported bid and ask prices. Equity securities listed on a U.S. exchange are valued at the latest quoted sales price on the valuation date. Equity securities listed or traded on NASDAQ, for which market quotations are available, are valued at the NASDAQ Official Closing Price. Short-term debt securities purchased with remaining maturities of 60 days or less are valued at amortized cost, unless the Fund's Board of Directors (the "Directors") determines such valuation does not reflect the securities' fair value, in which case these securities will be valued at their fair value as determined in good faith under procedures adopted by the Directors.

  Under procedures approved by the Directors, the Adviser has formed a Valuation Committee. The Valuation Committee provides administration and oversight of the Fund's valuation policies and procedures, which are reviewed at least annually by the Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

and financial instrument dealers, and other market sources to determine fair value.

  The Fund has procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available. Under these procedures, the Valuation Committee convenes on a regular and ad hoc basis to review such securities and considers a number of factors, including valuation methodologies and significant unobservable valuation inputs, when arriving at fair value. The Valuation Committee may employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The Valuation Committee employs various methods for calibrating these valuation approaches including a regular review of valuation methodologies, key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

  Most foreign markets close before the New York Stock Exchange ("NYSE"). Occasionally, developments that could affect the closing prices of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the foreign market on which the securities trade) and the close of business on the NYSE. If these developments are expected to materially affect the value of the securities, the valuations may be adjusted to reflect the estimated fair value as of the close of the NYSE, as determined in good faith under procedures established by the Directors.

2.  Fair Value Measurement: Financial Accounting Standards Board ("FASB") Accounting Standards CodificationTM ("ASC") 820, "Fair Value Measurements and Disclosures" ("ASC 820"), defines fair value as the value that the Fund would receive to sell an investment or pay to transfer a liability in a timely transaction with an independent buyer in the principal market, or in the absence of a principal market the most advantageous market for the investment or liability. ASC 820 establishes a three-tier hierarchy to distinguish between (1) inputs that reflect the assumptions market participants would use in valuing an asset or liability developed based on market data obtained from sources independent of the reporting entity (observable inputs) and (2) inputs that reflect the reporting entity's own assumptions about the assumptions market participants would use in valuing an asset or liability developed based on the best information available in the circumstances (unobservable inputs) and to establish classification of fair value measurements for disclosure purposes. Various inputs are used in determining the value of the Fund's investments. The inputs are summarized in the three broad levels listed below.

•  Level 1 – unadjusted quoted prices in active markets for identical investments

•  Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•  Level 3 – significant unobservable inputs including the Fund's own assumptions in determining the fair value of investments. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, or the appropriate stock exchange (for exchange-traded

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

securities), analysis of the issuer's financial statements or other available documents and, if necessary, available information concerning other securities in similar circumstances

  The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities and the determination of the significance of a particular input to the fair value measurement in its entirety requires judgment and considers factors specific to each security.

The following is a summary of the inputs used to value the Fund's investments as of December 31, 2012.

Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets:
Common Stocks
Automobiles	$—	$38,424	$—	$38,424
Beverages	—	34,985	—	34,985
Capital Markets	—	27,625	—	27,625
Chemicals	—	9,998	—	9,998
Commercial Banks	—	43,965	—	43,965
Construction & Engineering	—	24,902	—	24,902
Construction Materials	—	17,767	—	17,767
Electrical Equipment	—	4,200	—	4,200
Food & Staples Retailing	—	19,542	—	19,542
Health Care Providers & Services	—	12,587	—	12,587
Hotels, Restaurants & Leisure	8,014	—	—	8,014
Household Durables	—	17,727	—	17,727
Investment Type	Level 1 Unadjusted quoted prices (000)	Level 2 Other significant observable inputs (000)	Level 3 Significant unobservable inputs (000)	Total (000)
Assets: (cont'd)
Common Stocks (cont'd)
Information Technology Services	$—	$10,113	$—	$10,113
Insurance	—	41,350	—	41,350
Machinery	—	10,161	—	10,161
Media	6,195	—	—	6,195
Metals & Mining	—	17,844	—	17,844
Oil, Gas & Consumable Fuels	—	29,926	—	29,926
Pharmaceuticals	—	43,844	—	43,844
Real Estate Management & Development	—	24,848	—	24,848
Road & Rail	—	4,086	—	4,086
Software	—	20,472	—	20,472
Specialty Retail	—	13,010	—	13,010
Textiles, Apparel & Luxury Goods	—	10,453	—	10,453
Transportation Infrastructure	—	12,145	—	12,145
Total Common Stocks	14,209	489,974	—	504,183
Participation Note	—	570	—	570
Short-Term Investment — Investment Company	1,471	—	—	1,471
Total Assets	$15,680	$490,544	$—	$506,224

  Transfers between investment levels may occur as the markets fluctuate and/or the availability of data used in an investment's valuation changes. The Fund recognizes transfers between the levels as of the end of the period. As of December 31, 2012, securities with a total value of

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

approximately $359,077,000 transferred from Level 1 to Level 2. At December 31, 2012, the fair market value of certain securities were adjusted due to developments which occurred between the time of the close of the foreign markets on which they trade and the close of business on the NYSE which resulted in their Level 2 classification.

3.  Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the mean of the bid and ask prices of such currencies against U.S. dollars last quoted by a major bank as follows:

  —investments, other assets and liabilities at the prevailing rate of exchange on the valuation date;

  —investment transactions and investment income at the prevailing rates of exchange on the dates of such transactions.

  Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities held at period end. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities sold during the period. Accordingly, realized and unrealized foreign currency gains (losses) on investments in securities are included in the reported net realized and unrealized gains (losses) on investment transactions and balances.

  Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from sales and maturities of foreign currency exchange contracts, disposition of foreign currency gains (losses) realized between the trade and settlement dates on securities transactions, and the difference between the amount of investment income and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation (depreciation) on investments and foreign currency translations in the Statement of Assets and Liabilities. The change in unrealized currency gains (losses) on foreign currency translations for the period is reflected in the Statement of Operations.

  A significant portion of the Fund's net assets consist of securities of issuers located in China which are denominated in foreign currencies. Changes in currency exchange rates will affect the value of and investment income from such securities. In general, Chinese securities are subject to greater price volatility, limited capitalization and liquidity, and higher rates of inflation than securities of companies based in the United States.

  In addition, Chinese securities may be subject to substantial governmental involvement in the economy and greater social, economic and political uncertainty. Such securities may be concentrated in a limited number of countries and regions and may vary throughout the year.

4.  Structured Investments: The Fund invested a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular time, may be unable to find qualified buyers for these securities.

5.  Indemnifications: The Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

6.  Other: Security transactions are accounted for on the date the securities are purchased or sold. Realized gains (losses) on the sale of investment securities are determined on the specific identified cost basis. Dividend income and distributions are recorded on the ex-dividend date (except certain dividends which may be recorded as soon as the Fund is informed of such dividends) net of applicable withholding taxes.

B.  Advisory/Sub-Advisory Fees: The Adviser, a wholly-owned subsidiary of Morgan Stanley, provides the Fund with advisory services under the terms of an Investment Advisory Agreement, calculated weekly and payable monthly, at an annual rate of 1.50% of the Fund's average weekly net assets.

The Adviser has entered into a Sub-Advisory Agreement with the Sub-Adviser, a wholly-owned subsidiary of Morgan Stanley. The Sub-Adviser provides the Fund with advisory services subject to the overall supervision of the Adviser and the Fund's Officers and Directors. The Adviser pays the Sub-Adviser on a monthly basis a portion of the net advisory fees the Adviser receives from the Fund.

C.  Administration Fees: The Adviser also serves as Administrator to the Fund and provides administrative services pursuant to an Administration Agreement for an annual fee, accrued daily and paid monthly, of 0.08% of the Fund's average weekly net assets. Under a Sub-Administration Agreement between the Administrator and State Street Bank and Trust Company ("State Street"), State Street provides certain administrative services to the Fund. For such services, the Administrator pays State Street a portion of the fee the Administrator receives from the Fund.

D.  Custodian Fees: State Street (the "Custodian") and its affiliates serve as Custodian for the Fund. The Custodian holds cash, securities, and other assets of the Fund as required by the Act. Custody fees are payable monthly based on assets held in custody, investment purchases and sales activity and account maintenance fees, plus reimbursement for certain out-of-pocket expenses.

The Fund has entered into an arrangement with its Custodian whereby credits realized on uninvested cash balances may be used to offset a portion of the Fund's expenses. If applicable, these custodian credits are shown as "Expense Offset" in the Statement of Operations.

E.  Federal Income Taxes: It is the Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for Federal income taxes is required in the financial statements.

Dividend income and distributions to stockholders are recorded on the ex-dividend date. Interest income is recognized on an accrual basis. Dividends from net investment income, if any, are declared and paid semiannually. Net realized capital gains, if any, are distributed at least annually.

The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

appreciation as such income and/or gains are earned. Taxes may also be based on transactions in foreign currency and are accrued based on the value of investments denominated in such currency.

FASB ASC 740-10, Income Taxes — Overall, sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. Management has concluded there are no significant uncertain tax positions that would require recognition in the financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in "Interest Expense" and penalties in "Other Expenses" in the Statement of Operations. The Fund files tax returns with the U.S. Internal Revenue Service, New York and various states. Each of the tax years in the four-year period ended December 31, 2012, remains subject to examination by taxing authorities.

The tax character of distributions paid may differ from the character of distributions shown in the Statements of Changes in Net Assets due to short-term capital gains being treated as ordinary income for tax purposes. The tax character of distributions paid during fiscal 2012 and 2011 was as follows:

2012 Distributions Paid From:		2011 Distributions Paid From:
Ordinary Income (000)	Long-term Capital Gain (000)	Ordinary Income (000)	Long-term Capital Gain (000)
$8,504	$36,112	$3,337	$4,697

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from GAAP. These book/tax differences are either considered temporary or permanent in nature.

Temporary differences are attributable to differing book and tax treatments for the timing of the recognition of gains (losses) on certain investment transactions and the timing of the deductibility of certain expenses.

Permanent differences, primarily due to differing treatments of gains (losses) related to foreign currency transactions and distributions in excess of current earnings, resulted in the following reclassifications among the components of net assets at December 31, 2012:

Accumulated Net Investment Loss (000)	Accumulated Net Realized Loss (000)	Paid-in- Capital (000)
$381	$124	$(505)

At December 31, 2012, the Fund had no distributable earnings on a tax basis.

At December 31, 2012, the aggregate cost for federal income tax purposes is approximately $492,494,000. The aggregate gross unrealized appreciation is approximately $63,790,000 and the aggregate gross unrealized depreciation is approximately $50,060,000 resulting in net unrealized appreciation of approximately $13,730,000.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Modernization Act") was signed into law. The Modernization Act modernizes several tax provisions related to Regulated Investment Companies ("RICs") and their shareholders. One key change made by the Modernization Act is that capital losses will generally retain their character as short-term or long-term and may be carried forward indefinitely to offset future gains. These losses are utilized before other capital loss carryforwards that expire. Generally, the Modernization Act is effective for taxable years beginning after December 22, 2010.

At December 31, 2012, the Fund had available for Federal income tax purposes unused short term and long term capital losses of approximately $7,280,000 and $3,570,000, respectively that do not have an expiration date.

To the extent that capital loss carryforwards are used to offset any future capital gains realized during the carryover period as

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

provided by U.S. Federal income tax regulations, no capital gains tax liability will be incurred by the Fund for gains realized and not distributed. To the extent that capital gains are offset, such gains will not be distributed to the stockholders.

The Fund must receive approval from SAFE to repatriate profits made from the sale of China A-shares. However, if the Fund does not receive approval from SAFE to repatriate funds on a timely basis, it will be unable to distribute taxable income and capital gains. Therefore, the Fund reserves the right not to pay any dividends, or to delay the payment thereof, in the event that the Adviser is not satisfied that the Fund can or will be able to fund such dividends through the repatriation of funds from China. This may cause the Fund to become liable for the payment of U.S. federal income tax.

The Fund submitted a formal repatriation application to SAFE in China to repatriate fund profits. Due to evolving regulatory requirements, the Fund's repatriation application was not approved as of year-end. As a result, the Fund has elected to defer a December 2011 distribution resulting in excise taxes of approximately $1,786,000. The Fund paid the December 2011 distribution in April 2012.

F.  Security Transactions and Transactions with Affiliates: For the year ended December 31, 2012, purchases and sales of investment securities for the Fund, other than long-term U.S. Government securities and short-term investments, were approximately $436,035,000 and $490,598,000, respectively. There were no purchases and sales of long-term U.S. Government securities for the year ended December 31, 2012.

The Fund invests in the Institutional Class of the Morgan Stanley Institutional Liquidity Funds — Money Market Portfolio (the "Liquidity Funds"), an open-end management investment company managed by the Adviser. Advisory fees paid by the Fund are reduced by an amount equal to its pro-rata share of the advisory and administration fees paid by the Fund due to its investment in the Liquidity Funds. For the year ended December 31, 2012, advisory fees paid were reduced by approximately $6,000 relating to the Fund's investment in the Liquidity Funds.

A summary of the Fund's transactions in shares of the Liquidity Funds during the year ended December 31, 2012 is as follows:

Value December 31, 2011 (000)	Purchases at Cost (000)	Sales (000)	Dividend Income (000)	Value December 31, 2012 (000)
$533	$151,246	$150,308	$9	$1,471

During the year ended December 31, 2012, the Fund incurred approximately $13,000 in brokerage commissions with Citigroup, Inc., and its affiliated broker-dealers, which may be deemed affiliates of the Adviser, Sub-Adviser and Administrator under Section 17 of the Act, for portfolio transactions executed on behalf of the Fund.

G.  Credit Facility: As of December 23, 2011, the Fund participated in an unsecured line of credit ("Credit Facility") in the amount of $15,000,000, for temporary or emergency purposes with State Street. Under the terms of the Credit Facility, the Fund paid a facility fee at the rate of 0.25% on the aggregate amount of the Credit Facility. In addition, the Fund paid interest on borrowings at the higher of the (a) Overnight LIBOR or Federal Funds rate plus a spread or (b) seven day or thirty day LIBOR rate plus a spread. On February 23, 2012 the Credit Facility was renewed in the amount of $12,600,000 with a facility fee at the rate of 0.50%. On March 9, 2012, the Fund paid off all outstanding principal and interest and the Credit Facility was terminated. The average daily borrowings and interest rate from January 1, 2012 to March 9, 2012 were $12,004,000 and 1.39%, respectively. During the same period, the Fund incurred approximately $32,000 in interest expense associated with the outstanding loans.

H.  Other: The Corporate Income Tax ("CIT") Law took effect on 1 January 2008 and repealed the Income Tax Law of the People's Republic of China ("PRC") Concerning Foreign Investment Enterprises and Foreign Enterprises (the Old

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

Foreign Investment Enterprise Income Tax Law) and the Enterprise Income Tax Provisional Rules of the PRC.

The CIT rate under the CIT Law is 25% for PRC tax resident enterprises. Pursuant to the CIT Law and its detailed implementation rules, a non-PRC tax resident who does not establish any permanent establishment in China (or which has a permanent establishment in China but income derived is not effectively connected with such permanent establishment) is subject to PRC Withholding Income Tax ("WIT") at the rate of 10% for dividends, interest and other income (mainly referring to capital gain) from Chinese sources, unless such WIT is subject to reduction or exemption in accordance with the applicable tax treaty signed with China.

In January 2009, China's State Administration of Taxation ("SAT") issued the Guoshuihan [2009] No.47 which requires that Chinese tax residents should withhold WIT at the rate of 10% on the payment of dividends, bonus profits and interest to QFIIs. Accordingly, a 10% WIT is payable on dividends on China A shares derived by QFIIs and dividends on B shares derived by foreign investors who are non-PRC tax resident enterprises and have no permanent establishment in the PRC for WIT purposes. However, specific rules governing the taxation of capital gains derived by QFIIs and foreign institutional investors from the trading of A-shares and B-shares have yet to be announced. In the absence of such specific rules, the PRC income tax treatment should be governed by the general tax provisions of the CIT Law. Under the CIT Law, for an enterprise that is not a tax resident enterprise and has no permanent establishment in the PRC for PRC WIT purposes, a 10% PRC WIT shall, subject to exemptions of double tax treaty between the PRC and the country in which the QFII/foreign investor is tax resident, apply to capital gains derived from the disposal of China A and B shares. A tax treaty exists between the U.S. and China that exempts capital gains from the sale of Chinese securities from taxation. The Fund believes it can avail itself of the U.S. — China tax treaty protection but subject to tax bureaus' review and approval.

Gains from trading in land-rich companies, which are companies that have greater than 50% of their assets in land or real properties in China, may not be protected from capital gain taxation under the treaty. The QFII could be subject to tax on gains from trading in land-rich companies. There is uncertainty regarding how capital gain taxes related to these companies would be calculated, when and if the SAT will collect such tax from the QFII, and the whether the QFII would collect the tax from the Fund. Therefore, the Fund has made no accrual for these taxes at 12/31/12. The Fund will continue to evaluate this position in the future and will make such accrual as may be appropriate.

The tax law and regulations of China are subject to change, and may be changed with retrospective effect. The interpretation and applicability of tax law and regulations by tax authorities are not as consistent and transparent as those of more developed nations, and may vary from region to region. Accordingly, China taxes and duties payable by the Adviser as the QFII, which are to be reimbursed by the Fund to the extent attributable to the assets held through the A-share Quota, may change at any time.

On June 19, 2007, the Directors approved a share repurchase program for purposes of enhancing stockholder value and reducing the discount at which the Fund's shares trade from their net asset value per share ("NAV"). Since the inception of the program, the Fund has not repurchased any of its shares. The Directors regularly monitor the Fund's share repurchase program as part of their review and consideration of the Fund's premium/discount history. The Fund expects to repurchase its outstanding shares at such time and in such amounts as it believes will further the accomplishment of the foregoing objectives, subject to review by the Directors and the Fund's ability to repatriate gains and income out of China as approved by SAFE.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

On August 25, 2010, the Fund commenced a rights offering and issued to stockholders of record as of August 18, 2010 one right for each share of common stock held. The rights were transferable and were listed on the New York Stock Exchange. The rights entitled holders to subscribe for an aggregate of 5,440,904 shares of the Fund's common stock. The offer expired on September 24, 2010. Pursuant to this offering, the Fund sold 5,440,904 shares at the subscription price per share of $26.45, representing 90% of the NAV of the Fund's common stock on the New York Stock Exchange on the expiration date. The total proceeds of the rights offering were $143,911,911 and the Fund incurred costs associated with the offering of approximately $5,585,000. Approximately $5,040,000 was paid to Morgan Stanley & Co. Incorporated, for their role as the Dealer Manager for the offer.

I.  Results of Annual Meeting of Stockholders (unaudited): On July 24, 2012, an annual meeting of the Fund's stockholders was held for the purpose of voting on the following matter, the results of which were as follows:

Election of Directors by all stockholders:

	For	Withheld
Michael Bozic	14,217,190	1,661,278
Michael F. Klein	14,221,930	1,656,538
W. Allen Reed	14,211,944	1,666,524

J.  Accounting Pronouncement: In December 2011, FASB issued Accounting Standards Update ("ASU") 2011-11, "Balance Sheet: Disclosures about Offsetting Assets and Liabilities." The pronouncement improves disclosures for recognized financial and derivative instruments that are either offset on the balance sheet in accordance with the offsetting guidance in ASC 210-20-45, "Balance Sheet: Offsetting — Other Presentation Matters" or ASC 815-10-45, "Derivatives: Overall — Other Presentation Matters" or are subject to enforceable master netting agreements or similar agreements. The Fund will be required to disclose information about rights to offset and related arrangements (such as collateral agreements) in order to enable financial statement users to understand the effect of those rights and arrangements on its financial position as well as disclose the following (1) gross amounts; (2) amounts offset in the statement of financial position; (3) any other amounts that can be offset in the event of bankruptcy, insolvency or default of any of the parties (including cash and noncash financial collateral); and (4) the Fund's net exposure. The requirements are effective for annual reporting periods beginning on or after January 1, 2013, and must be applied retrospectively. At this time, the Fund's management is evaluating the implications of ASU 2011-11 and its impact, if any, on the financial statements.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

Federal Tax Notice (unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by the Fund during its taxable year ended December 31, 2012.

The Fund designated and paid approximately $36,112,000 as long-term capital gain distribution.

For Federal income tax purposes, the following information is furnished with respect to the Fund's earnings for its taxable year ended December 31, 2012.

When distributed, certain earnings may be subject to a maximum tax rate of 15% as provided for the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Fund designated up to a maximum of $7,422,000 as taxable at this lower rate.

The Fund intends to pass through foreign tax credits of approximately $950,000, and has derived net income from sources within foreign countries amounting to approximately $9,454,000.

In January, the Fund provides tax information to stockholders for the preceding calendar year.

For More Information About Portfolio Holdings (unaudited)

The Fund provides a complete schedule of portfolio holdings in its semi-annual and annual reports within 60 days of the end of the Fund's second and fourth fiscal quarters. The semi-annual reports and the annual reports are filed electronically with the Securities and Exchange Commission (SEC) on Form N-CSRS and Form N-CSR, respectively. Morgan Stanley also delivers the semi-annual and annual reports to Fund stockholders and makes these reports available on its public website, www.morganstanley.com/im. Each Morgan Stanley fund also files a complete schedule of portfolio holdings with the SEC for the Fund's first and third fiscal quarters on Form N-Q. Morgan Stanley does not deliver the reports for the first and third fiscal quarters to stockholders, nor are the reports posted to the Morgan Stanley public website. You may, however, obtain the Form N-Q filings (as well as the Form N-CSR and N-CSRS filings) by accessing the SEC's website, www.sec.gov. You may also review and copy them at the SEC's Public Reference Room in Washington, DC. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC toll free at 1(800) SEC-0330. You can also request copies of these materials, upon payment of a duplicating fee, by electronic request at the SEC's e-mail address (publicinfo@sec.gov) or by writing the public reference section of the SEC, Washington, DC 20549-0102.

In addition to filing a complete schedule of portfolio holdings with the SEC each fiscal quarter, the Fund makes portfolio holdings information available by periodically providing the information on its public website, www.morganstanley.com/im.

The Fund provides a complete schedule of portfolio holdings on the public website on a calendar-quarter basis approximately 31 calendar days after the close of the calendar quarter. The Fund also provides Top 10 holdings information on the public website approximately 15 business days following the end of each month. You may obtain copies of the Fund's monthly or calendar-quarter website postings, by calling toll free 1(800) 231-2608.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Notes to Financial Statements (cont'd)

Proxy Voting Policy and Procedures and Proxy Voting Record (unaudited)

A copy of (1) the Fund's policies and procedures with respect to the voting of proxies relating to the Fund's portfolio securities; and (2) how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30, is available without charge, upon request, by calling toll free 1(800) 548-7786 or by visiting our website at www.morganstanley.com/im. This information is also available on the SEC's web site at www.sec.gov.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Report of Independent Registered Public Accounting Firm

To the Stockholders and Board of Directors of
Morgan Stanley China A Share Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Morgan Stanley China A Share Fund, Inc. (the "Fund"), including the portfolio of investments, as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2012, by correspondence with the custodian and others or by other appropriate auditing procedures where replies from others were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Morgan Stanley China A Share Fund, Inc. at December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts
February 25, 2013

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Portfolio Management (unaudited)

The Fund is managed within the Emerging Markets Equity team. The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund's portfolio are Samuel Rhee, an Executive Director of MSIM Company, Gary Cheung, an Executive Director of the Sub-Adviser and May Yu, an Executive Director of the Sub-Adviser.

Mr. Rhee has been associated with the MSIM Company in an investment capacity since July 2005 and began managing the Fund in December 2012. Mr. Cheung has been associated with the Sub-Adviser in an investment management capacity since June 2008. Prior to June 2008, Mr. Cheung worked in an investment management capacity at Tudor Investment Corporation. He began managing the Fund in February 2012. Ms. Yu has been associated with the Sub-Adviser in an investment management capacity since August 2012. Prior to August 2012, Ms. Yu was lead portfolio manager at China International Capital Corporation from February 2011 to August 2012. From September 2006 to February 2011, Ms. Yu was associated with the Sub-Adviser in an investment management capacity. She began managing the Fund in August 2012.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Investment Policy (unaudited)

The Fund may, but is not required to, use derivative instruments for a variety of purposes, including hedging, risk management, portfolio management or to earn income. Derivatives are financial instruments whose value is based on the value of an underlying asset, interest rate, index or financial instrument. A derivative instrument often has risks similar to its underlying asset and may have additional risks, including imperfect correlation between the value of the derivative and the underlying asset, risks of default by the counterparty to certain transactions, magnification of losses incurred due to changes in the market value of the securities, instruments, indices or interest rates to which they relate, and risks that the transactions may not be liquid. The use of derivatives involves risks that are different from, and possibly greater than, the risks associated with other portfolio investments. Derivatives may involve the use of highly specialized instruments that require investment techniques and risk analyses different from those associated with other portfolio investments. Certain derivative transactions may give rise to a form of leverage. Leverage magnifies the potential for gain and risk of loss. Leverage associated with derivative transactions may cause the Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet earmarking or segregation requirements, pursuant to applicable SEC rules and regulations, or may cause the Fund to be more volatile than if the Fund had not been leveraged. Although the Adviser seeks to use derivatives to further the Fund's investment objectives, there is no assurance that the use of derivatives will achieve this result.

Following is a description of the derivative instruments and techniques that the Fund may use and their associated risks:

Contracts for Difference ("CFD").  A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. In addition to the general risks of derivatives, CFDs may be subject to liquidity risk and counterparty risk.

Foreign Currency Exchange Contracts.  In connection with its investments in foreign securities, the Fund also may enter into contracts with banks, brokers or dealers to purchase or sell securities or foreign currencies at a future date. A foreign currency exchange contract ("currency contract") is a negotiated agreement between two parties to exchange specified amounts of two or more currencies at a specified future time at a specified rate. The rate specified by the currency contract can be higher or lower than the spot rate between the currencies that are the subject of the contract. Currency contracts may be used to protect against uncertainty in the level of future foreign currency exchange rates or to gain or modify exposure to a particular currency. In addition, the Fund may use cross currency hedging or proxy hedging with respect to currencies in which the Fund has or expects to have portfolio or currency exposure. Cross currency hedges involve the sale of one currency against the positive exposure to a different currency and may be used for hedging purposes or to establish an active exposure to the exchange rate between any two currencies. Hedging the Fund's currency risks involves the risk of mismatching the Fund's objectives under a currency contract with the value of securities denominated in a particular currency. Furthermore, such transactions reduce or preclude the opportunity for gain if the value of the currency should move in the direction opposite to the position taken. There is an additional risk to the effect that currency contracts create exposure to currencies in which the Fund's securities are not denominated. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of currency contracts involves the risk of loss from the insolvency or bankruptcy of the counterparty to the contract or the failure of the counterparty to make payments or otherwise comply with the terms of the contract.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Investment Policy (unaudited) (cont'd)

Futures. A futures contract is a standardized, exchange-traded agreement to buy or sell a specific quantity of an underlying asset, reference rate or index at a specific price at a specific future time. The value of a futures contract tends to increase and decrease in tandem with the value of the underlying instrument. Depending on the terms of the particular contract, futures contracts are settled through either physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. A decision as to whether, when and how to use futures involves the exercise of skill and judgment and even a well conceived futures transaction may be unsuccessful because of market behavior or unexpected events. In addition to the derivatives risks discussed above, the prices of futures contracts can be highly volatile, using futures can lower total return, and the potential loss from futures can exceed the Fund's initial investment in such contracts.

Options. If a Fund buys an option, it buys a legal contract giving it the right to buy or sell a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium paid by the Fund. If the Fund sells an option, it sells to another person the right to buy from or sell to the Fund a specific amount of the underlying instrument or futures contract on the underlying instrument at an agreed-upon price typically in exchange for a premium received by the Fund. A decision as to whether, when and how to use options involves the exercise of skill and judgment and even a well-conceived option transaction may be unsuccessful because of market behavior or unexpected events. The prices of options can be highly volatile and the use of options can lower total returns.

Structured Investments.  The Fund also may invest a portion of its assets in structured investments. A structured investment is a derivative security designed to offer a return linked to a particular underlying security, currency, commodity or market. Structured investments may come in various forms including notes, warrants and options to purchase securities. The Fund will typically use structured investments to gain exposure to a permitted underlying security, currency, commodity or market when direct access to a market is limited or inefficient from a tax or cost standpoint. Investments in structured investments involve risks including issuer risk, counterparty risk and market risk. Holders of structured investments bear risks of the underlying investment and are subject to issuer or counterparty risk because the Fund is relying on the creditworthiness of such issuer or counterparty and has no rights with respect to the underlying investment. Certain structured investments may be thinly traded or have a limited trading market and may have the effect of increasing the Fund's illiquidity to the extent that the Fund, at a particular point in time, may be unable to find qualified buyers for these securities.

Swaps. An over-the-counter ("OTC") swap contract is an agreement between two parties pursuant to which the parties exchange payments at specified dates on the basis of a specified notional amount, with the payments calculated by reference to specified securities, indexes, reference rates, currencies or other instruments. A small percentage of swap contracts are cleared through a central clearinghouse. Most swap agreements provide that when the period payment dates for both parties are the same, the payments are made on a net basis (i.e., the two payment streams are netted out, with only the net amount paid by one party to the other). The Fund's obligations or rights under a swap contract entered into on a net basis will generally be equal only to the net amount to be paid or received under the agreement, based on the relative values of the positions held by each party. Most swap agreements are not entered into or traded on exchanges and often there is no central clearing or guaranty function for swaps. These OTC swaps are often subject to credit risk or the risk of default or non-performance by the counterparty. Swaps could result in losses if interest rate or foreign currency exchange rates or credit quality changes are not correctly anticipated by the Fund or if the reference index, security or investments do not perform as expected.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Dividend Reinvestment Plan (unaudited)

Pursuant to the Dividend Reinvestment Plan (the Plan), each stockholder will be deemed to have elected, unless Computershare Trust Company, N.A. (the Plan Agent) is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested in Fund shares.

Dividend and capital gain distributions (Distribution) will be reinvested on the reinvestment date in full and fractional shares. If the market price per share equals or exceeds net asset value per share on the reinvestment date, the Fund will issue shares to participants at net asset value or, if net asset value is less than 95% of the market price on the reinvestment date, shares will be issued at 95% of the market price. If net asset value exceeds the market price on the reinvestment date, participants will receive shares valued at market price. The Fund may purchase shares of its Common Stock in the open market in connection with dividend reinvestment requirements at the discretion of the Board of Directors. Should the Fund declare a Distribution payable only in cash, the Plan Agent will purchase Fund shares for participants in the open market as agent for the participants.

The Plan Agent's fees for the reinvestment of a Distribution will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred on any open market purchases effected on such participant's behalf. Although stockholders in the Plan may receive no cash distributions, participation in the Plan will not relieve participants of any income tax which may be payable on such dividends or distributions.

In the case of stockholders, such as banks, brokers or nominees, that hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

Stockholders who do not wish to have Distributions automatically reinvested should notify the Plan Agent in writing. There is no penalty for non-participation or withdrawal from the Plan, and stockholders who have previously withdrawn from the Plan may rejoin at any time. Requests for additional information or any correspondence concerning the Plan should be directed to the Plan Agent at:

Morgan Stanley China A Share Fund, Inc.
Computershare Trust Company, N.A.
P.O. Box 43078
Providence, Rhode Island 02940-3078
1(800) 231-2608

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited)

An Important Notice Concerning Our U.S. Privacy Policy

This privacy notice describes the U.S. privacy policy of Morgan Stanley Distribution, Inc., and the Morgan Stanley family of mutual funds ("us", "our", "we").

We are required by federal law to provide you with notice of our U.S. privacy policy ("Policy"). This Policy applies to both our current and former clients unless we state otherwise and is intended for individual clients who purchase products or receive services from us for personal, family or household purposes. This Policy is not applicable to partnerships, corporations, trusts or other non-individual clients or account holders, nor is this Policy applicable to individuals who are either beneficiaries of a trust for which we serve as trustee or participants in an employee benefit plan administered or advised by us. This Policy is, however, applicable to individuals who select us to be a custodian of securities or assets in individual retirement accounts, 401(k) accounts, or accounts subject to the Uniform Gifts to Minors Act.

This notice sets out our business practices to protect your privacy; how we collect and share personal information about you; and how you can limit our sharing or certain uses by others of this information. We may amend this Policy at any time, and will inform you of any changes to our Policy as required by law.

We Respect Your Privacy

We appreciate that you have provided us with your personal financial information and understand your concerns about your information. We strive to safeguard the information our clients entrust to us. Protecting the confidentiality and security of client information is an important part of how we conduct our business.

This notice describes what personal information we collect about you, how we collect it, when we may share it with others, and how certain others may use it. It discusses the steps you may take to limit our sharing of certain information about you with our affiliated companies, including, but not limited to our affiliated banking businesses, brokerage firms and credit service affiliates. It also discloses how you may limit our affiliates' use of shared information for marketing purposes.

Throughout this Policy, we refer to the nonpublic information that personally identifies you as "personal information." We also use the term "affiliated company" in this notice. An affiliated company is a company in our family of companies and includes companies with the Morgan Stanley name. These affiliated companies are financial institutions such as broker-dealers, banks, investment advisers and credit card issuers. We refer to any company that is not an affiliated company as a nonaffiliated third party. For purposes of Section 5 of this notice, and your ability to limit certain uses of personal information by our affiliates, this notice applies to the use of personal information by our affiliated companies.

1. What Personal Information Do We Collect From You?

We may collect the following types of information about you: (i) information provided by you, including information from applications and other forms we receive from you, (ii) information about your transactions with us or our affiliates, (iii) information

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

about your transactions with nonaffiliated third parties, (iv) information from consumer reporting agencies, (v) information obtained from our websites, and (vi) information obtained from other sources. For example:

•  We collect information such as your name, address, e-mail address, telephone/fax numbers, assets, income and investment objectives through applications and other forms you submit to us.

•  We may obtain information about account balances, your use of account(s) and the types of products and services you prefer to receive from us through your dealings and transactions with us and other sources.

•  We may obtain information about your creditworthiness and credit history from consumer reporting agencies.

•  We may collect background information from and through third-party vendors to verify representations you have made and to comply with various regulatory requirements.

2. When Do We Disclose Personal Information We Collect About You?

We may disclose personal information we collect about you in each of the categories listed above to affiliated and nonaffiliated third parties.

a. Information We Disclose to Affiliated Companies. We may disclose personal information that we collect about you to our affiliated companies to manage your account(s) effectively, to service and process your transactions, and to let you know about products and services offered by us and affiliated companies, to manage our business, and as otherwise required or permitted by law. Offers for products and services from affiliated companies are developed under conditions designed to safeguard your personal information.

b. Information We Disclose to Third Parties. We may disclose personal information that we collect about you to nonaffiliated third parties to provide marketing services on our behalf or to other financial institutions with whom we have joint marketing agreements. We may also disclose all of the information we collect to other nonaffiliated third parties for our everyday business purposes, such as to process transactions, maintain account(s), respond to court orders and legal investigations, report to credit bureaus, offer our own products and services, protect against fraud, for institutional risk control, to perform services on our behalf, and as otherwise required or permitted by law.

When we share personal information about you with a nonaffiliated third party, they are required to limit their use of personal information about you to the particular purpose for which it was shared and they are not allowed to share personal information about you with others except to fulfill that limited purpose or as may be permitted or required by law.

3. How Do We Protect the Security and Confidentiality of Personal Information We Collect About You?

We maintain physical, electronic and procedural security measures that comply with applicable law and regulations to help safeguard the personal information we collect about you. We have internal policies governing the proper handling of client information by

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

employees. Third parties that provide support or marketing services on our behalf may also receive personal information about you, and we require them to adhere to appropriate security standards with respect to such information.

4. How Can You Limit Our Sharing Certain Personal Information About You With Our Affiliated Companies for Eligibility Determination?

By following the opt-out procedures in Section 6 below, you may limit the extent to which we share with our affiliated companies, personal information that was collected to determine your eligibility for products and services such as your credit reports and other information that you have provided to us or that we may obtain from third parties ("eligibility information"). Eligibility information does not include your identification information or personal information pertaining to our transactions or experiences with you. Please note that, even if you direct us not to share eligibility information with our affiliated companies, we may still share your personal information, including eligibility information, with our affiliated companies under circumstances that are permitted under applicable law, such as to process transactions or to service your account.

5. How Can You Limit the Use of Certain Personal Information About You by Our Affiliated Companies for Marketing?

By following the opt-out instructions in Section 6 below, you may limit our affiliated companies from marketing their products or services to you based on personal information we disclose to them. This information may include, for example, your income and account history with us. Please note that, even if you choose to limit our affiliated companies from using personal information about you that we may share with them for marketing their products and services to you, our affiliated companies may use your personal information that they obtain from us to market to you in circumstances permitted by law, such as if the affiliated party has its own relationship with you.

6. How Can You Send Us an Opt-Out Instruction?

If you wish to limit our sharing of eligibility information about you with our affiliated companies, or our affiliated companies' use of personal information for marketing purposes, as described in this notice, you may do so by:

•  Calling us at (800) 548-7786
Monday–Friday between 8a.m. and 5p.m. (EST)

•  Writing to us at the following address:

  Morgan Stanley Services Company Inc.
c/o Privacy Coordinator
201 Plaza Two, 3rd Floor
Jersey City, New Jersey 07311

If you choose to write to us, your request should include: your name, address, telephone number and account number(s) to which the opt-out applies and whether you are opting out with respect to sharing of eligibility information (Section 4 above), or information used for marketing (Section 5 above), or both. Written opt-out requests should not be sent with any other correspondence. In order to process your

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

U.S. Privacy Policy (unaudited) (cont'd)

request, we require that the request be provided by you directly and not through a third party. Once you have informed us about your privacy preferences, your opt-out preference will remain in effect with respect to this Policy (as it may be amended) until you notify us otherwise. If you are a joint account owner, we will accept instructions from any one of you and apply those instructions to the entire account.

Please understand that if you limit our sharing or our affiliated companies' use of personal information, you and any joint account holder(s) may not receive information about our affiliated companies' products and services, including products or services that could help you manage your financial resources and achieve your investment objectives.

If you have more than one account or relationship with us, please specify the accounts to which you would like us to apply your privacy choices. If you have accounts or relationships with our affiliates, you may receive multiple privacy policies from them, and will need to separately notify those companies of your privacy choices for those accounts or relationships.

7. What If an Affiliated Company Becomes a Nonaffiliated Third Party?

If, at any time in the future, an affiliated company becomes a nonaffiliated third party, further disclosures of personal information made to the former affiliated company will be limited to those described in Section 2(b) above relating to nonaffiliated third parties. If you elected under Section 6 to limit disclosures we make to affiliated companies, or use of personal information by affiliated companies, your election will not apply to use by any former affiliated company of your personal information in their possession once it becomes a nonaffiliated third party.

SPECIAL NOTICE TO RESIDENTS OF VERMONT

The following section supplements our Policy with respect to our individual clients who have a Vermont address and supersedes anything to the contrary in the above Policy with respect to those clients only.

The State of Vermont requires financial institutions to obtain your consent prior to sharing personal information that they collect about you with nonaffiliated third parties, or eligibility information with affiliated companies, other than in certain limited circumstances. Except as permitted by law, we will not share personal information we collect about you with nonaffiliated third parties or eligibility information with affiliated companies, unless you provide us with your written consent to share such information.

SPECIAL NOTICE TO RESIDENTS OF CALIFORNIA

The following section supplements our Policy with respect to our individual clients who have a California address and supersedes anything to the contrary in the above Policy with respect to those clients only.

In response to a California law, if your account has a California home address, your personal information will not be disclosed to nonaffiliated third parties except as permitted by applicable California law, and we will limit sharing such personal information with our affiliates to comply with California privacy laws that apply to us.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited)

Independent Director:

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Frank L. Bowman (68) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006

President, Strategic Decisions, LLC (consulting) (since February 2009); Director or Trustee of various Morgan Stanley Funds (since August 2006); Chairperson of the Insurance Sub-Committee of the Compliance and Insurance Committee (since February 2007); served as President and Chief Executive Officer of the Nuclear Energy Institute (policy organization) (February 2005-November 2008); retired as Admiral, U.S. Navy after serving over 38 years on active duty including 8 years as Director of the Naval Nuclear Propulsion Program in the Department of the Navy and the U.S. Department of Energy (1996-2004); served as Chief of Naval Personnel (July 1994-September 1996); and on the Joint Staff as Director of Political Military Affairs (June 1992-July 1994); knighted as Honorary Knight Commander of the Most Excellent Order of the British Empire; Awarded the Officier de l'Orde National du Mérite by the French Government; elected to the National Academy of Engineering (2009).

101

Director of BP p.l.c.; Director of Naval and Nuclear Technologies LLP; Director of the Armed Services YMCA of the USA and the Naval Submarine League; Director of the American Shipbuilding Suppliers Association; Member of the National Security Advisory Council of the Center for U.S. Global Engagement and a member of the CNA Military Advisory Board.

Michael Bozic (72) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since April 1994

Private investor and a member of the advisory board of American Road Group LLC (retail) (since June 2000); Chairperson of the Compliance and Insurance Committee (since October 2006); Director or Trustee of various Morgan Stanley Funds (since April 1994); formerly, Chairperson of the Insurance Committee (July 2006-September 2006); Vice Chairman of Kmart Corporation (December 1998-October 2000), Chairman and Chief Executive Officer of Levitz Furniture Corporation (November 1995-November 1998) and President and Chief Executive Officer of Hills Department Stores (May 1991-July 1995); variously Chairman, Chief Executive Officer, President and Chief Operating Officer (1987-1991) of the Sears Merchandise Group of Sears, Roebuck & Co.

				103	Trustee and member of the Hillsdale College Board of Trustees.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Kathleen A. Dennis (59) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	President, Cedarwood Associates (mutual fund and investment management consulting) (since July 2006); Chairperson of the Money Market and Alternatives Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Senior Managing Director of Victory Capital Management (1993-2006).	101	Director of various non-profit organizations.
Dr. Manuel H. Johnson (64) c/o Johnson Smick Group, Inc. 888 16th Street, N.W. Suite 740 Washington, D.C. 20006	Director	Since July 1991	Senior Partner, Johnson Smick International, Inc. (consulting firm); Chairperson of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since July 1991); Co-Chairman and a founder of the Group of Seven Council (G7C) (international economic commission); formerly, Chairperson of the Audit Committee (July 1991-September 2006), Vice Chairman of the Board of Governors of the Federal Reserve System and Assistant Secretary of the U.S. Treasury.	103	Director of NVR, Inc. (home construction).
Joseph J. Kearns (70) c/o Kearns & Associates LLC PMB754 22631 Pacific Coast Highway Malibu, CA 90265	Director	Since August 1994	President, Kearns & Associates LLC (investment consulting); Chairperson of the Audit Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 1994); formerly, Deputy Chairperson of the Audit Committee (July 2003-September 2006) and Chairperson of the Audit Committee of various Morgan Stanley Funds (since August 1994); CFO of the J. Paul Getty Trust.	104	Director of Electro Rent Corporation (equipment leasing) and The Ford Family Foundation.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Independent Director (cont'd):

Name, Age and Address of Independent Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Independent Director**	Other Directorships Held by Independent Director***
Michael F. Klein (54) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Managing Director, Aetos Capital, LLC (since March 2000) and Co-President, Aetos Alternatives Management, LLC (since January 2004); Chairperson of the Fixed Income Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, Managing Director, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management, President, various Morgan Stanley Funds (June 1998-March 2000) and Principal, Morgan Stanley & Co. Inc. and Morgan Stanley Dean Witter Investment Management (August 1997-December 1999).	101	Director of certain investment funds managed or sponsored by Aetos Capital, LLC. Director of Sanitized AG and Sanitized Marketing AG (specialty chemicals).
Michael E. Nugent (76) 522 Fifth Avenue New York, NY 10036	Chairperson of the Board and Director	Chairperson of the Boards since July 2006 and Director since July 1991	General Partner, Triumph Capital, L.P. (private investment partnership); Chairperson of the Boards of various Morgan Stanley Funds (since July 2006); Chairperson of the Closed-End Fund Committee (since June 2012) and Director or Trustee of various Morgan Stanley Funds (since July 1991); formerly, Chairperson of the Insurance Committee (until July 2006).	103	None.
W. Allen Reed (65) c/o Kramer Levin Naftalis & Frankel LLP Counsel to the Independent Directors 1177 Avenue of the Americas New York, NY 10036	Director	Since August 2006	Chairperson of the Equity Sub-Committee of the Investment Committee (since October 2006) and Director or Trustee of various Morgan Stanley Funds (since August 2006); formerly, President and CEO of General Motors Asset Management; Chairman and Chief Executive Officer of the GM Trust Bank and Corporate Vice President of General Motors Corporation (August 1994-December 2005).	101	Director of Temple-Inland Industries (packaging and forest products); Director of Legg Mason, Inc. and Director of the Auburn University Foundation.
Fergus Reid (80) c/o Joe Pietryka, Inc. 85 Charles Colman Blvd. Pawling, NY 12564	Director	Since June 1992	Chairman, Joe Pietryka, Inc.; Chairperson of the Governance Committee and Director or Trustee of various Morgan Stanley Funds (since June 1992).	104	None.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Interested Director:

Name, Age and Address of Interested Director	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Interested Director**	Other Directorships Held by Interested Director***
James F. Higgins (65) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Director	Since June 2000	Director or Trustee of various Morgan Stanley Funds (since June 2000); Senior Advisor of Morgan Stanley (since August 2000).	102	Director of AXA Financial, Inc. and The Equitable Life Assurance Society of the United States (financial services).

*  Each Director serves an indefinite term, until his or her successor is elected.

**  The Fund Complex includes (as of December 31, 2012) all open-end and closed-end funds (including all of their portfolios) advised by Morgan Stanley Investment Management Inc. (the "Adviser") and any funds that have an adviser that is an affiliated person of the Adviser (including, but not limited to, Morgan Stanley AIP GP LP).

***  This includes any directorships at public companies and registered investment companies held by the Director at any time during the past five years.

Morgan Stanley China A Share Fund, Inc.

December 31, 2012

Director and Officer Information (unaudited) (cont'd)

Executive Officers:

Name, Age and Address of Executive Officer	Position(s) Held with Registrant	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Arthur Lev (51) 522 Fifth Avenue New York, NY 10036	President and Principal Executive Officer — Equity and Fixed Income Funds	Since June 2011

President and Principal Executive Officer (since June 2011) of the Equity and Fixed Income Funds in the Fund Complex; Head of the Long Only Business of Morgan Stanley Investment Management (since February 2011); Managing Director of the Adviser and various entities affiliated with the Adviser (since December 2006). Formerly, Chief Strategy Officer of Morgan Stanley Investment Management's Traditional Asset Management business (November 2010-February 2011); General Counsel of Morgan Stanley Investment Management (December 2006-October 2010); Partner and General Counsel of FrontPoint Partners LLC (July 2002-December 2006); Managing Director and General Counsel of Morgan Stanley Investment Management (May 2000-June 2002).

Mary Ann Picciotto (39) 522 Fifth Avenue New York, NY 10036	Chief Compliance Officer	Since May 2010

Managing Director of the Adviser and various entities affiliated with the Adviser; Chief Compliance Officer of various Morgan Stanley Funds (since May 2010); Chief Compliance Officer of the Adviser (since April 2007).

Stefanie V. Chang Yu (46) 522 Fifth Avenue New York, NY 10036	Vice President	Since December 1997	Managing Director of the Adviser and various entities affiliated with the Adviser; Vice President of various Morgan Stanley Funds (since December 1997).
Francis J. Smith (47) c/o Morgan Stanley Services Company Inc. Harborside Financial Center 201 Plaza Two Jersey City, NJ 07311	Treasurer and Principal Financial Officer	Treasurer since July 2003 and Principal Financial Officer since September 2002	Executive Director of the Adviser and various entities affiliated with the Adviser; Treasurer and Principal Financial Officer of various Morgan Stanley Funds (since July 2003).
Mary E. Mullin (45) 522 Fifth Avenue New York, NY 10036	Secretary	Since June 1999	Executive Director of the Adviser and various entities affiliated with the Adviser; Secretary of various Morgan Stanley Funds (since June 1999).

*  Each officer serves an indefinite term, until his or her successor is elected.

Item 2.  Code of Ethics.

(a)                                 The Trust/Fund has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Trust/Fund or a third party.

(b)                                 No information need be disclosed pursuant to this paragraph.

(c)                                  Not applicable.

(d)                                 Not applicable.

(e)                                  Not applicable.

(f)

(1)                                 The Trust/Fund’s Code of Ethics is attached hereto as Exhibit  12 A.

(2)                                 Not applicable.

(3)                                 Not applicable.

Item 3.  Audit Committee Financial Expert.

The Fund’s Board of Trustees has determined that Joseph J. Kearns, an “independent” Trustee, is an “audit committee financial expert” serving on its audit committee. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and Board of Trustees in the absence of such designation or identification.

Item 4.  Principal Accountant Fees and Services.

(a)(b)(c)(d) and (g).  Based on fees billed for the periods shown:

2012

	Registrant			Covered Entities(1)
Audit Fees		$66,600		N/A

Non-Audit Fees
Audit-Related Fees			$(2)		$(2)
Tax Fees		$3,380	(3)	$3,789,467	(4)
All Other Fees	$			$723,998
Total Non-Audit Fees		$3,380		$4,513,465

Total		$69,980		$4,513,465

2011

	Registrant			Covered Entities(1)
Audit Fees		$66,600		N/A

Non-Audit Fees
Audit-Related Fees		$—	(2)		$(2)
Tax Fees		$3,380	(3)	$89,626	(4)
All Other Fees	$			$1,133,094	(5)
Total Non-Audit Fees		$3,380		$1,222,720

Total		$69,980		$1,222,720

N/A- Not applicable, as not required by Item 4.

(1)         Covered Entities include the Adviser (excluding sub-advisors) and any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Registrant.

(2)         Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements of the Covered Entities’ and funds advised by the Adviser or its affiliates, specifically data verification and agreed-upon procedures related to asset securitizations and agreed-upon procedures engagements.

(3)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the preparation and review of the Registrant’s tax returns.

(4)         Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of Covered Entities’ tax returns.

(5)         All other fees represent project management for future business applications and improving business and operational processes.

(e)(1) The audit committee’s pre-approval policies and procedures are as follows:

APPENDIX A

AUDIT COMMITTEE

AUDIT AND NON-AUDIT SERVICES

PRE-APPROVAL POLICY AND PROCEDURES

OF THE

MORGAN STANLEY RETAIL AND INSTITUTIONAL FUNDS

AS ADOPTED AND AMENDED JULY 23, 2004,(1)

1.              Statement of Principles

The Audit Committee of the Board is required to review and, in its sole discretion, pre-approve all Covered Services to be provided by the Independent Auditors to the Fund and Covered Entities in order to assure that services performed by the Independent Auditors do not impair the auditor’s independence from the Fund.

The SEC has issued rules specifying the types of services that an independent auditor may not provide to its audit client, as well as the audit committee’s administration of the engagement of the independent auditor.  The SEC’s rules establish two different approaches to pre-approving services, which the SEC considers to be equally valid.  Proposed services either: may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”); or require the specific pre-approval of the Audit Committee or its delegate (“specific pre-approval”).  The Audit Committee believes that the combination of these two approaches in this Policy will result in an effective and efficient procedure to pre-approve services performed by the Independent Auditors.  As set forth in this Policy, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee (or by any member of the Audit Committee to which pre-approval authority has been delegated) if it is to be provided by the Independent Auditors.  Any proposed services exceeding pre-approved cost levels or budgeted amounts will also require specific pre-approval by the Audit Committee.

The appendices to this Policy describe the Audit, Audit-related, Tax and All Other services that have the general pre-approval of the Audit Committee.  The term of any general pre-approval is 12 months from the date of pre-approval, unless the Audit Committee considers and provides a different period and states otherwise.  The Audit Committee will annually review and pre-approve the services that may be provided by the Independent Auditors without obtaining specific pre-approval from the Audit Committee.  The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

(1)                                 This Audit Committee Audit and Non-Audit Services Pre-Approval Policy and Procedures (the “Policy”), adopted as of the date above, supersedes and replaces all prior versions that may have been adopted from time to time.

The purpose of this Policy is to set forth the policy and procedures by which the Audit Committee intends to fulfill its responsibilities.  It does not delegate the Audit Committee’s responsibilities to pre-approve services performed by the Independent Auditors to management.

The Fund’s Independent Auditors have reviewed this Policy and believes that implementation of the Policy will not adversely affect the Independent Auditors’ independence.

2.              Delegation

As provided in the Act and the SEC’s rules, the Audit Committee may delegate either type of pre-approval authority to one or more of its members.  The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

3.              Audit Services

The annual Audit services engagement terms and fees are subject to the specific pre-approval of the Audit Committee.  Audit services include the annual financial statement audit and other procedures required to be performed by the Independent Auditors to be able to form an opinion on the Fund’s financial statements.  These other procedures include information systems and procedural reviews and testing performed in order to understand and place reliance on the systems of internal control, and consultations relating to the audit.  The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, Fund structure or other items.

In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant general pre-approval to other Audit services, which are those services that only the Independent Auditors reasonably can provide.  Other Audit services may include statutory audits and services associated with SEC registration statements (on Forms N-1A, N-2, N-3, N-4, etc.), periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

The Audit Committee has pre-approved the Audit services in Appendix B.1.  All other Audit services not listed in Appendix B.1 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

4.              Audit-related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and, to the extent they are Covered Services, the Covered Entities or that are traditionally performed by the Independent Auditors.  Because the Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor and is consistent with the SEC’s rules on auditor independence, the Audit Committee may grant general pre-approval to Audit-related services.  Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; agreed-upon or expanded audit procedures related to accounting and/or billing records required to respond to or comply with financial, accounting or regulatory reporting matters; and assistance with internal control reporting requirements under Forms N-SAR and/or N-CSR.

The Audit Committee has pre-approved the Audit-related services in Appendix B.2.  All other Audit-related services not listed in Appendix B.2 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

5.              Tax Services

The Audit Committee believes that the Independent Auditors can provide Tax services to the Fund and, to the extent they are Covered Services, the Covered Entities, such as tax compliance, tax planning and tax advice without impairing the auditor’s independence, and the SEC has stated that the Independent Auditors may provide such services.

Pursuant to the preceding paragraph, the Audit Committee has pre-approved the Tax Services in Appendix B.3.  All Tax services in Appendix B.3 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

6.              All Other Services

The Audit Committee believes, based on the SEC’s rules prohibiting the Independent Auditors from providing specific non-audit services, that other types of non-audit services are permitted.  Accordingly, the Audit Committee believes it may grant general pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, would not impair the independence of the auditor and are consistent with the SEC’s rules on auditor independence.

The Audit Committee has pre-approved the All Other services in Appendix B.4.  Permissible All Other services not listed in Appendix B.4 must be specifically pre-approved by the Audit Committee (or by any member of the Audit Committee to which pre-approval has been delegated).

7.              Pre-Approval Fee Levels or Budgeted Amounts

Pre-approval fee levels or budgeted amounts for all services to be provided by the Independent Auditors will be established annually by the Audit Committee.  Any proposed services exceeding these levels or amounts will require specific pre-approval by the Audit Committee.  The Audit Committee is mindful of the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services.

8.              Procedures

All requests or applications for services to be provided by the Independent Auditors that do not require specific approval by the Audit Committee will be submitted to the Fund’s Chief Financial Officer and must include a detailed description of the services to be rendered.  The Fund’s Chief Financial Officer will determine whether such services are included within the list of services that have received the general pre-approval of the Audit Committee.  The Audit Committee will be informed on a timely basis of any such services rendered by the Independent Auditors.  Requests or applications to provide services that require specific approval by the Audit Committee will be submitted to the Audit Committee by both the Independent Auditors and the Fund’s Chief Financial Officer, and must include a joint statement as to whether, in their view, the request or application is consistent with the SEC’s rules on auditor independence.

The Audit Committee has designated the Fund’s Chief Financial Officer to monitor the performance of all services provided by the Independent Auditors and to determine whether such services are in compliance with this Policy.  The Fund’s Chief Financial Officer will report to the Audit Committee on a periodic basis on the results of its monitoring.  Both the Fund’s Chief Financial Officer and management will immediately report to the chairman of the Audit Committee any breach of this Policy that comes to the attention of the Fund’s Chief Financial Officer or any member of management.

9.              Additional Requirements

The Audit Committee has determined to take additional measures on an annual basis to meet its responsibility to oversee the work of the Independent Auditors and to assure the auditor’s independence from the Fund, such as reviewing a formal written statement from the Independent Auditors delineating all relationships between the Independent Auditors and the Fund, consistent with Independence Standards Board No. 1, and discussing with the Independent Auditors its methods and procedures for ensuring independence.

10.       Covered Entities

Covered Entities include the Fund’s investment adviser(s) and any entity controlling, controlled by or under common control with the Fund’s investment adviser(s) that provides ongoing services to the Fund(s).  Beginning with non-audit service contracts entered into on or after May 6, 2003, the Fund’s audit committee must pre-approve non-audit services provided not only to the Fund but also to the Covered Entities if the engagements relate directly to the operations and financial reporting of the Fund.  This list of Covered Entities would include:

Morgan Stanley Retail Funds

Morgan Stanley Investment Advisors Inc.

Morgan Stanley & Co. Incorporated

Morgan Stanley DW Inc.

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley Services Company, Inc.

Morgan Stanley Distributors Inc.

Morgan Stanley Trust FSB

Morgan Stanley Institutional Funds

Morgan Stanley Investment Management Inc.

Morgan Stanley Investment Advisors Inc.

Morgan Stanley Investment Management Limited

Morgan Stanley Investment Management Private Limited

Morgan Stanley Asset & Investment Trust Management Co., Limited

Morgan Stanley Investment Management Company

Morgan Stanley & Co. Incorporated

Morgan Stanley Distribution, Inc.

Morgan Stanley AIP GP LP

Morgan Stanley Alternative Investment Partners LP

(e)(2)  Beginning with non-audit service contracts entered into on or after May 6, 2003, the audit committee also is required to pre-approve services to Covered Entities to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Registrant. 100% of such services were pre-approved by the audit committee pursuant to the Audit Committee’s pre-approval policies and procedures (attached hereto).

(f)     Not applicable.

(g)    See table above.

(h)    The audit committee of the Board of Trustees has considered whether the provision of services other than audit services performed by the auditors to the Registrant and Covered Entities is compatible with maintaining the auditors’ independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

(a) The Fund has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act whose members are:

Joseph Kearns, Michael Nugent and Allen Reed.

(b) Not applicable.

Item 6.

(a) See Item 1.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Fund/Trust invests in exclusively non-voting securities and therefore this item is not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Morgan Stanley China A Share Fund, Inc.

FUND MANAGEMENT

The Fund is managed within the Emerging Markets Equity team.  The team consists of portfolio managers and analysts. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund’s portfolio are  Samuel Rhee, a Managing Director of the Sub-Adviser, and  Gary Cheung and May Yu, each an Executive Director of the Sub-Adviser. Mr. Rhee has been associated with the Sub-Adviser in an investment management capacity since July 2005 and began managing the Fund in February 2013.  Mr. Cheung has been associated with the Sub-Adviser in an investment management capacity since June 2008. Prior to June 2008, Mr. Cheung worked in an investment management capacity at Tudor Investment Corporation. He began managing the Fund in February 2012.  Ms. Yu has been associated with the Sub-Adviser in an investment management capacity since August 2012.  Prior to August 2012, Ms. Yu was lead portfolio manager at China International Capital Corporation from February 2011 to August 2012.  From September 2006 to February 2011, Ms. Yu was associated with the Sub-Adviser in an investment management capacity.  She began managing the Fund in August 2012.

The composition of the team may change without notice from time to time.

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGERS

The following information is as of December 31, 2012:

Mr. Rhee managed eight registered investment companies with a total of approximately $2.9 billion in assets; five pooled investment vehicles other than registered investment companies with a total of approximately $2.4 billion in assets; and 23 other accounts with a total of approximately $13.1 billion in assets.  Of these other accounts, three accounts with a total of approximately $1.8 billion in assets had performance based fees.

Mr. Cheung managed one registered investment company with a total of approximately $508.7  million in assets.

Ms. Yu managed three registered investment companies with a total of approximately $833.9 million in assets; three pooled investment vehicles other than registered investment companies with a total of approximately $389.1 million in assets; and six other accounts with a total of approximately $7.5 billion in assets.

Because the portfolio managers manage assets for other investment companies, pooled investment vehicles and/or other accounts (including institutional clients, pension plans and certain high net worth individuals), there may be an incentive to favor one client over another resulting in conflicts of interest. For instance, the Adviser and/or Sub-Adviser may receive fees from certain accounts that are higher than the fee it receives from the Fund, or it may receive a performance-based fee on certain accounts. In those instances, the portfolio manager may have an incentive to favor the higher and/or performance-based fee accounts over the Fund.  In addition, a conflict of interest could exist to the extent the Adviser and/or Sub-Adviser has proprietary investments in certain accounts, where portfolio managers have personal investments in certain accounts or when certain accounts are investment options in the Adviser’s  and/or Sub-Adviser’s employee benefits and/or deferred compensation plans.  The portfolio managers may have an incentive to favor these accounts over others.  If the Adviser and/or Sub-Adviser manages accounts that engage in short sales of securities of the type in which the Fund invests, the Adviser and/or Sub-Adviser could be seen as harming the performance of the Fund for the benefit of the accounts engaging in short sales if the short sales cause the market value of the securities to fall.  The Adviser and Sub-Adviser has adopted trade allocation and other policies and procedures that it believes are reasonably designed to address these and other conflicts of interest.

PORTFOLIO MANAGER COMPENSATION STRUCTURE

Portfolio managers receive a combination of base compensation and discretionary compensation, comprising a cash bonus and several deferred compensation programs described below. The methodology used to determine portfolio manager compensation is applied across all funds/accounts managed by the portfolio managers.

BASE SALARY COMPENSATION. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser and/or Sub-Adviser.

DISCRETIONARY COMPENSATION. In addition to base compensation, portfolio managers may receive discretionary compensation.

Discretionary compensation can include:

•                  Cash Bonus.

•                  Morgan Stanley’s Long Term Incentive Compensation awards - a mandatory program that defers a portion of discretionary year-end compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.  All long term incentive compensation awards are subject to clawback provisions where awards can be cancelled if an employee takes any action, or omits to take any action which; causes a restatement of Morgan Stanley’s consolidated financial results; or constitutes a violation of Morgan Stanley’s risk policies and standards.

•                  Investment Management Alignment Plan (IMAP) awards - a mandatory program that defers a portion of discretionary year-end compensation and notionally invests it in designated funds advised by the Adviser and/or Sub-Adviser or their affiliates. The award is subject to vesting and other conditions. Portfolio managers must notionally invest a minimum of 25% to a maximum of 100% of their IMAP deferral account into a combination of the designated funds they manage that are included in the IMAP fund menu, which may or may not include the Fund.  In addition to the clawbacks listed above for long term incentive compensation awards, the provision on IMAP awards is further strengthened such that it may also be triggered if any employee’s actions cause substantial financial loss on a trading strategy, investment, commitment or other holding provided that previous gains on those position were relevant to the employees’ prior year compensation decisions.

Several factors determine discretionary compensation, which can vary by portfolio management team and circumstances. These factors include:

•                  Revenues generated by the investment companies, pooled investment vehicles and other accounts managed by the portfolio manager.

•                  The investment performance of the funds/accounts managed by the portfolio manager.

•                  Contribution to the business objectives of the Adviser and/or Sub-Adviser.

•                  The dollar amount of assets managed by the portfolio manager.

•                  Market compensation survey research by independent third parties.

•                  Other qualitative factors, such as contributions to client objectives.

•                  Performance of Morgan Stanley and Morgan Stanley Investment Management, and the overall performance of the investment team(s) of which the portfolio manager is a member.

SECURITIES OWNERSHIP OF PORTFOLIO MANAGERS

As of December 31, 2012, the portfolio managers did not own any shares of the Fund.

Item 9. Closed-End Fund Repurchases

REGISTRANT PURCHASE OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
mo-da-year — mo-da-year			N/A	N/A
Total			N/A	N/A

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)  The Trust’s/Fund’s principal executive officer and principal financial officer have concluded that the Trust’s/Fund’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Trust/Fund in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

(b)  There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a) The Code of Ethics for Principal Executive and Senior Financial Officers is attached hereto.

(b) A separate certification for each principal executive officer and principal financial officer of the registrant are attached hereto as part of EX-99.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Morgan Stanley China A Share Fund, Inc.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Arthur Lev
Arthur Lev
Principal Executive Officer
February 19, 2013

/s/ Francis Smith
Francis Smith
Principal Financial Officer
February 19, 2013